Accounts Receivable, Net - Schedule of Accounts Receivable and the Allowance for Credit Losses (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Schedule of Accounts Receivable and the Allowance for Credit Losses [Abstract]
Accounts receivable	¥ 36,519	$ 5,222	¥ 76,437
Less: allowance for credit losses	(18,034)	(2,579)	(16,874)	$ (2,413)	¥ (18,616)
Accounts receivable, net	¥ 18,485	$ 2,643	¥ 59,563